Divestitures	9 Months Ended
Jul. 31, 2021
Text Block [Abstract]
Divestitures
Note 12: Divestitures
On April 30, 2021, we completed the sale of our Private Banking business in Hong Kong and Singapore, part of our BMO WM operating segment, to J. Safra Sarasin Group. The business sold is not considered material to the bank.
On April 12, 2021, we entered into an agreement with Ameriprise Financial Inc. (Ameriprise) to sell BMO’s EMEA asset management business, part of our BMO WM operating segment, for £615 million (CAD$1,066 million) in an all-cash
transaction. Separately, in the U.S. the transaction includes the opportunity for certain BMO asset management clients to move to Ameriprise, subject to client consent. This transaction is expected to close in the fourth quarter of calendar 2021, subject to regulatory approvals and customary closing conditions. As this transaction met the accounting requirements of assets held-for-sale,
whereby the assets and liabilities are measured at lower of fair value, less costs to sell, and carrying value at each reporting period end until disposal, we recognized a write-down of goodwill related to these businesses of $747 million in the second quarter of 2021. In the current quarter, we recognized an additional write-down of goodwill of
$8

million based on updated assumptions. The write-down is included in non-interest
expense, other, in our Consolidated Statement of Income and was reported in the Corporate Services segment. This ultimate impact is subject to closing adjustments, including fair values and foreign exchange rates prevailing at the date of closing.
On July 27, 2021, we entered into an agreement to sell Taplin, Canida & Habacht, LLC, part of our U.S. asset management business to Loop Capital. The transaction is expected to close in the first quarter of fiscal 2022, subject to customary closing conditions. The business sold is not considered material to the bank.